Note 15 - Commitments	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Commitments Disclosure [Text Block]

Note 15 – Commitments

Legal Proceedings

The Company may be subject from time to time to various inquiries, administrative proceedings and litigation relating to matters arising in the normal course of business. The Company is not currently a defendant in any material litigation and is not aware of any threatened litigation that could have a material effect on the Company. Management is not able to estimate the minimum loss to be incurred, if any, as a result of the final outcome of the matters arising in the normal course of business but believes they are not likely to have a material adverse effect upon the Company’s financial position or results of operations and, accordingly, no provision for loss has been recorded.

Cash in Excess of FDIC Limits

The Company periodically maintains cash balances at banks in excess of federally insured amounts. The extent of loss, if any, to be sustained as a result of any future failure of a bank or other financial institution is not subject to estimation at this time.

Lease Commitments

Upon closing of the Asset Purchase Agreement, the Company assumed the Seller’s obligations under a real property lease for its 20,945 square foot facility in Irving, Texas, under which an entity owned entirely by Ira Goldfarb is the landlord. The lease term is through  September 15, 2025, with two five-year options to extend, at a monthly lease term of $10,036, with approximately a 3% annual escalation of lease payments commencing September 15, 2021.